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                                                                   EXHIBIT 10.20

                             CONTRIBUTION AGREEMENT

         This Agreement is made and entered into as of November 25, 1998 (the "EFFECTIVE DATE") among Chaparral Technologies, Inc., a Delaware corporation (the "COMPANY"), Adaptec, Inc., a Delaware corporation ("ADAPTEC") and each of the individuals holding the Company's securities listed on Exhibit A attached hereto (the "NOTE HOLDERS" and, together with Adaptec, the "PURCHASERS").

                                 R E C I T A L S

A. Adaptec desires to purchase shares of the Company's Series B Preferred Stock, par value $0.001 per share (the "SERIES B PREFERRED STOCK"), in exchange for the transfer by Adaptec to the Company of the Business Assets, as defined in the Asset Acquisition Agreement between the Company and Adaptec entered into concurrently herewith (the "ASSET ACQUISITION AGREEMENT").

B. The Note Holders desire to purchase shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK") and/or Series A Preferred Stock, par value $0.001 per share (the "SERIES A PREFERRED STOCK") in exchange for delivery to the Company by the Note Holders of the full purchase price paid by cancellation of indebtedness evidenced by promissory notes of the Company in favor of the Note Holders dated November 15, 1998 in the aggregate principal amount of $118,750.00 (the "PROMISSORY NOTES").

C. The parties hereto intend that the payment for and receipt of the stock of the Company to the Purchasers hereunder and the issuance of the Common Stock, Series A Preferred Stock and Series B Preferred Stock by the Company hereunder shall be treated as a tax-free exchange, pursuant to Section 351 of the Internal Revenue Code of 1986, as amended.

         NOW, THEREFORE, in consideration of the above recitals and the mutual covenants hereinafter set forth, the parties hereby agree as follows:

         1. PURCHASE OF SHARES. On the Effective Date and subject to the terms and conditions of this Agreement, (a) Adaptec hereby purchases from the Company, and Company hereby sells to Adaptec, an aggregate of 8,698,919 shares of the Company's Series B Preferred Stock in consideration for the Business Assets and
(b) the Note Holders hereby purchase from the Company, and Company hereby sells to the Note Holders, an aggregate of 3,750,000 shares of the Company's Common Stock and an aggregate of 1,150,000 shares of Series A Preferred Stock (together with the Series B Preferred Stock, the "SHARES") in consideration for cancellation of indebtedness evidenced by the Promissory Notes. As used in this Agreement, the term "Shares" refers to the Shares purchased under this Agreement and includes all securities received (a) upon conversion of or in replacement of the Shares, (b) as a result of stock dividends or stock splits in respect of the Shares, and (c) in replacement of the Shares in a recapitalization, merger, reorganization or the like. As a result of the purchase of the Shares, Adaptec and the Note Holders will own, in the aggregate, more than eighty percent (80%) of the Company's outstanding voting stock and more than eighty percent (80%) of each class of the Company's nonvoting stock.


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         2. PAYMENT OF PURCHASE PRICE; CLOSING.

            (a) DELIVERIES BY ADAPTEC. Adaptec hereby delivers to the Company the full purchase price set forth on Exhibit A by delivery to the Company of the Business Assets as set forth in the Asset Acquisition Agreement.

            (b) DELIVERIES BY THE NOTE HOLDERS. Each Note Holder hereby delivers to the Company the full purchase price set forth in Exhibit A by delivery to the Company of the Promissory Notes, duly canceled by the Note Holders, a Founder's Restricted Stock Purchase Agreement in the form attached hereto as Exhibit B and/or a Series A Preferred Stock Purchase Agreement in the form attached hereto as Exhibit C and such other documents and certificates as the Company may reasonably request.

            (c) DELIVERIES BY THE COMPANY. Upon its receipt of the purchase prices set forth in subsections (a) and (b) from each of the Purchasers, and all the documents to be executed and delivered by such Purchasers to the Company thereunder, the Company will issue duly executed stock certificates evidencing the Shares purchased in the name of each Purchaser (as set forth in Exhibit A).

         3. RIGHTS AS STOCKHOLDERS. Subject to the terms and conditions of this Agreement, each Purchaser will have all of the rights of a stockholder of the Company with respect to the Shares from and after the date that such Purchaser delivers payment of the purchase price until such time as such Purchaser disposes of the Shares.

         4. MARKET STANDOFF AGREEMENT. Each Purchaser agrees m connection with any registration of the Company's securities under the Securities Act of 1933, as amended, that, upon the request of the Company or the underwriters managing any registered public offering of the Company's securities, the Purchasers will not sell or otherwise dispose of any Shares without the prior written consent of the Company or such managing underwriters, as the case may be, for a period of time (not to exceed 180 days) after the effective date of such registration requested by such managing underwriters and subject to all restrictions as the Company or the managing underwriters may specify for employee-stockholders generally.

         5. COMPLIANCE WITH LAWS AND REGULATIONS. The issuance and transfer of the Shares will be subject to and conditioned upon compliance by the Company and each Purchaser with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which the Company's Common Stock may be listed or quoted at the time of such issuance or transfer. The parties hereto acknowledge that they are not obligated to enter into this Agreement and that the execution of this Agreement does not conflict with and is not barred by any other obligations of the parties.

         6. SUCCESSORS AND ASSIGNS. The Company and the Purchasers may assign any of their rights and obligations under this Agreement. This Agreement will be binding upon and inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Agreement will be binding upon each Purchaser and such Purchaser's heirs, executors, administrators, successors and assigns.


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         7. GOVERNING LAW; SEVERABILITY. This Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of laws pertaining to conflict of laws. If any provision of this Agreement is determined by a court of law to be illegal or unenforceable, then such provision will be enforced to the maximum extent possible and the other provisions will remain fully effective and enforceable.

         8. NOTICES. Any notice required or permitted hereunder will be given in writing and will be deemed effectively given upon personal delivery, three (3) days after deposit in the United States mail by certified or registered mail (return receipt requested), one (1) business day after its deposit with any return receipt express courier (prepaid), or one (1) business day after transmission by telecopier, addressed to the other party at its address (or facsimile number, in the case of transmission by telecopier) as shown below its signature to this Agreement, or to such other address as such party may designate in writing from time to time to the other party.

         9. FURTHER INSTRUMENTS. The parties agree to execute such further instruments and to take such further action as may be reasonably necessary to carry out the purposes and intent of this Agreement.

         10. HEADINGS. The captions and headings of this Agreement are included for ease of reference only and will be disregarded in interpreting or construing this Agreement. All references herein to Sections will refer to Sections of this Agreement.

         11. ENTIRE AGREEMENT. This Agreement, together with all its Exhibits, constitutes the entire agreement and understanding of the parties with respect to the subject matter of this Agreement, and supersedes all prior understandings and agreements, whether oral or written, between the parties hereto with respect to the specific subject matter hereof:

         12. COUNTERPARTS. For the convenience of the parties, this Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

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         IN WITNESS WHEREOF, the Company and the Purchasers have caused this
Contribution Agreement to be executed by its respective duly authorized representative as of the Effective Date.

THE COMPANY:

CHAPARRAL TECHNOLOGIES, INC.


By: /s/ Douglas J. Lehrmann
   ------------------------------------------
Name: Douglas J. Lehrmann
     ----------------------------------------
Title: Vice President, Finance
      ---------------------------------------

THE PURCHASERS:

ADAPTEC, INC.


By: /s/ Larry Boucher
   ------------------------------------------
Name: Lawrence Boucher
     ----------------------------------------
Title: Chairman of the Board
      ---------------------------------------



/s/ Gary L. Allison                          /s/ Brian J. Allison
----------------------------------           ----------------------------------
Gary L. Allison                              Brian J. Allison


/s/ Robert Baker                             /s/ Ruby V. Ebell
----------------------------------           ----------------------------------
Robert Baker                                 Ruby V. Ebell


/s/ Michael J. Gluck                         /s/ S. Robert Perera
----------------------------------           ----------------------------------
Michael J. Gluck                             S. Robert Perera


/s/ M. Katherine Sills                       /s/ Jerry L. Walker
----------------------------------           ----------------------------------
M. Katherine Sills                           Jerry L. Walker



----------------------------------
William R. Childs




                   [SIGNATURE PAGE TO CONTRIBUTION AGREEMENT]


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